                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2001
                                                  --------------

                            C-Cube Microsystems Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                           000-28695                77-0528024
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
of incorporation)                      File Number)          Identification No.)

           1778 McCarthy Blvd., Milpitas, CA                      95035
       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (408) 490-8000
                                                    --------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        On March 26, 2001, LSI Logic Corporation ("LSI") and C-Cube Microsystems Inc. ("C-Cube") issued a press release announcing that they had signed an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among LSI, Clover Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of LSI, and C-Cube. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

        Under the terms of the Reorganization Agreement, Merger Sub will commence an exchange offer (the "Offer") to exchange 0.79 shares of common stock, par value $0.01 per share, of LSI (the "LSI Common Stock"), for each outstanding share of common stock, par value $0.001 per share, of C-Cube (the "C-Cube Common Stock"). Holders of C-Cube Common Stock tendering their shares in the Offer will receive cash in lieu of any fractional shares of LSI Common Stock to which they would otherwise be entitled. The consummation of the Offer is subject to, among other things, at least a majority of shares of C-Cube Common Stock, determined on a fully diluted basis (as defined in the Reorganization Agreement), being validly tendered and not withdrawn prior to the expiration of the Offer. Pursuant to the Reorganization Agreement, following the completion of the Offer and the satisfaction or waiver of certain other conditions, Merger
Sub will be merged with and into C-Cube (the "Merger") with C-Cube being the surviving corporation. In the Merger, each outstanding share of C-Cube Common Stock (other than shares held by LSI and Merger Sub and by stockholders who perfect appraisal rights under Delaware law, which will be available if LSI acquires ninety percent (90%) or more of the outstanding shares of C-Cube Common Stock in the Offer) will be converted into the right to receive the same consideration as paid to those stockholders who tendered their C-Cube Common Stock in the Offer.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

    99.1 Press Release of LSI Logic Corporation and C-Cube Microsystems Inc., dated March 26, 2001.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 28, 2001               C-CUBE MICROSYSTEMS INC.


                                    By: /s/ Umesh Padval
                                    --------------------------------------------
                                    Name: Umesh Padval
                                    Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number                      Description of Document
-------                     -----------------------

 99.1 Press Release of LSI Logic Corporation and C-Cube Microsystems Inc., dated March 26, 2001.